
               AMENDED SCHEDULE OF OPTIONS GRANTED
              UNDER 1994 DIRECTOR STOCK OPTION PLAN
                    Number of     Date of   Option     Option
Grantee         Options Granted*   Grant    Price*     Period

Joseph C. Cook, Jr.**  550         1/31/95 $12.09    1/30/2000

                       1,100       4/30/95  16.73    4/29/2000

                       550         7/31/95  13.75    7/30/2000

                       1,100       10/31/95  9.08    10/30/2000

                       825         01/31/96  5.90    1/30/2001

                       550         04/30/96  8.75    04/29/2001


David L. Swider        825         1/31/95  $9.95    1/30/2000
                                   (for the quarter
                                   ended 10/31/94)

                       1,100       1/31/95  12.09    1/30/2000

                       1,100       4/30/95  16.73    4/29/2000

                       550         7/31/95  13.75    7/30/2000

                       1,100       10/31/95  9.08    10/30/2000

                       1,100       01/31/96  5.90    01/30/2001

                       1,100       04/30/96  8.75    04/29/2001


* All numbers retroactively adjusted for ten percent stock dividend paid on April 24, 1995.

**In Exhibit 10.2 of the Company's Quarterly Report on Form 10-QSB for the quarter ended April 30, 1995, the Company reported that Mr. Cook had been granted
550 options for the quarter ended October 31, 1994, which report was incorrect and is hereby amended.

Richard L. VonDerHaar  825        1/31/95    $9.95    1/30/2000
                                       (for the quarter
                                        ended 10/31/94)

                      1,100       1/31/95    12.09    1/30/2000

                      1,100       4/30/95    16.73    4/29/2000

                       550        7/31/95    13.75    7/30/2000

                      1,100      10/31/95     9.08   10/30/2000

                      1,100      01/31/96    5.90    01/30/2001

                       550       04/30/96    8.75    04/29/2001


Max K. DeJonge         550       10/31/95    $9.08   10/30/2000

                       550       01/31/96    5.90    01/30/2001

                       550       04/30/96    8.75    01/29/2001

0669\EDGAR\EXH10.1